UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

$4 Million Credit Facility Renewal

On March 9, 2015, Applied Optoelectronics, Inc. (the “Company”) renewed its USD$4 million, one year revolving credit facility, originally dated December 31, 2013 (the “Renewed Credit Facility”), with E. Sun Commercial Bank Co., Ltd. in Taipei, Taiwan (the “Bank”). Borrowings under the Renewed Credit Facility will be used for general corporate purposes.

The Company may draw upon the Renewed Credit Facility from February 6, 2015 until February 6, 2016, with the initial draw to occur no later than June 6, 2015. The term of each draw shall not exceed 180 days. The Company will make monthly payments of accrued interest with the final monthly payment being for all principal and all accrued interest not yet paid.

Borrowings under the Renewed Credit Facility will bear interest at a rate not less than the London Interbank Offered Rate (LIBOR) plus 1.2%, divided by 0.946, for U.S. Dollar borrowings and at a rate of 1.78% for New Taiwan Dollar borrowings. The Renewed Credit Facility will also incur a 0.10% service fee charged by the Bank for U.S. Dollar borrowings. The Company’s obligations under the Renewed Credit Facility are secured by the Company’s certificates of deposit issued by the Bank.

The Credit Facility Agreement for the Renewed Credit Facility contains representations and warranties, and events of default applicable to the Company that are customary for agreements of this type.

The foregoing description of the Renewed Credit Facility does not purport to be a complete statement of the parties’ rights and obligations under the Credit Facility Agreement for the Renewed Credit Facility and is qualified in its entirety by reference to the full text of the $4 Million Credit Facility Agreement, dated March 9, 2015, and the Loan Approval Notice, copies of which are attached as Exhibits 10.1 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

$3 Million New Credit Facility

On March 9, 2015, the Company also entered into a new Credit Facility Agreement with the Bank for a USD$3 million, one year revolving credit facility (the “New Credit Facility”). Borrowings under the New Credit Facility will be used for general corporate purposes.

The Company may draw upon the New Credit Facility from February 6, 2015 until February 6, 2016 with the initial draw to occur no later than June 6, 2015. The term of each draw shall not exceed 120 days. The Company will make monthly payments of accrued interest with the final monthly payment being for all principal and all accrued interest not yet paid.

Borrowings under the New Credit Facility will bear interest at a rate not less than the London Interbank Offered Rate (LIBOR) plus 1.7%, divided by 0.946. The New Credit Facility will also incur a 0.3% service fee charged by the Bank. The Company’s obligations under the Credit Facility are unsecured.

The Credit Facility Agreement for the New Credit Facility contains representations and warranties, and events of default applicable to the Company that are customary for credit facilities of this type.

The foregoing description of the New Credit Facility does not purport to be a complete statement of the parties’ rights and obligations under the Credit Facility Agreement for the New Credit Facility and is qualified in its entirety by reference to the full text of the $3 Million Credit Facility Agreement, dated March 9, 2015, and the Loan Approval Notice, copies of which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of $4 Million Credit Facility Agreement, dated March 9, 2015, between Applied Optoelectronics, Inc. and E. Sun Commercial Bank Co., Ltd.

10.2	Translation of $3 Million Credit Facility Agreement, dated March 9, 2015, between Applied Optoelectronics, Inc. and E. Sun Commercial Bank Co., Ltd.

10.3	Translation of Loan Approval Notice of E. Sun Commercial Bank Co., Ltd., dated March 12, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2015	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel and Secretary

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